SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) April 26, 2005

                              Pure World, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         0-10566                                       95-3419191
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-9220
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

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Item 7.  Financial Statements and Exhibits

        (c)     Exhibits

                Exhibit No.     Exhibit
                -----------     -------

                       99.1 Press Release of Pure World, Inc. dated April 26, 2005.

Item 9. Regulation FD Disclosure (including Item 12. Results of Operations and Financial Condition).


On April 26, 2005, Pure World, Inc. issued a press release reporting earnings and other financial results for its first quarter of 2005, which ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Pure World, Inc.


April 26, 2005                                  /s/ Sue Ann Merrill
                                                ----------------------------
                                                Sue Ann Merrill
                                                Chief Financial Officer
                                                (Principal Financial and
                                                  Accounting Officer)